Exhibit 10.63

COLUMN FINANCIAL, INC.

11 Madison Avenue

New York, New York 10010

December 6, 2017

The Entities Listed on Schedule I Attached Hereto

ARC NY120W5701 TRS Mezz, LLC

c/o New York REIT, Inc.

7 Bulfinch Place, Suite 500

Boston, MA 02114

New York REIT, Inc.

7 Bulfinch Place, Suite 500

Boston, MA 02114

Re:	New York REIT Portfolio

Ladies & Gentlemen:

The entities listed on Schedule I attached hereto (individually and/or collectively, “Borrower”) are indebted to Lender (defined below) with respect to a mezzanine loan (the “Loan”) in the original principal amount of $260,000,000.00 made pursuant to that certain Mezzanine Loan Agreement (the “Loan Agreement”) dated as of December 20, 2016, originally by and among Borrower and certain other borrower parties, Column Financial, Inc. (together with its successors and/or assigns, “Initial Lender”), the lenders party thereto from time to time, including the undersigned lenders (together with Initial Lender and their respective successors and/or assigns, individually and/or collectively, “Lender”), and Column Financial Inc., as agent for Lender (in such capacity, together with its successors and/or assigns, “Agent”), and acknowledged and agreed to by ARC NY120W5701 TRS Mezz, LLC (“Equity Owner”). Capitalized terms used but not defined herein shall have the respective meaning set forth in the Loan Agreement.

New York REIT, Inc. (“Guarantor”) is the owner of an indirect interest in Borrower and directly benefits from the Loan, and has entered into that certain Mezzanine Guaranty Agreement, dated as of December 20, 2016, in favor of Agent, for the benefit of Lender.

Concurrently herewith, Mortgage Borrower, Mortgage Lender, Mortgage Agent, Guarantor and Operating Lessee are entering into that certain First Amendment to Loan Agreement and Other Loan Documents (the “Mortgage Loan Amendment”), pursuant to which the Extended Maturity Date (as defined in the Mortgage Loan Agreement) and the terms and conditions of the Extension Option (as defined in the Mortgage Loan Agreement) and Extension Term (as defined in the Mortgage Loan Agreement, and hereinafter the “Mortgage Loan Extension Term”) are being amended and restated.

In connection with the Mortgage Loan Amendment and the terms thereof, Borrower, Equity Owner and Guarantor each hereby acknowledges and agrees with Agent as follows:

A.	Prepayment Upon Commencement of Mortgage Loan Extension Term

(a)	Notwithstanding anything to the contrary in Section 2.4 of the Loan Agreement, on the Initial Maturity Date and concurrently with the commencement of the Mortgage Loan Extension Term pursuant to Section 2.8 of the Mortgage Loan Agreement (as amended by the Mortgage Loan Amendment), Borrower shall be permitted to prepay the Loan in full, but not in part, without any requirement of Mortgage Borrower to make a corresponding pro-rata prepayment of the Mortgage Loan, and without the application of such prepayment pro rata between the Loan and the Mortgage Loan. Any voluntary prepayment of the Loan before such date shall otherwise be subject to the terms and conditions of Section 2.4 of the Loan Agreement.

B.	Miscellaneous

(a) Borrower, Equity Owner and Guarantor each hereby certifies that each of the representations and warranties of Borrower, Equity Owner and Guarantor, respectively, in the Loan Documents is true, complete and correct in all material respects of the date hereof.

(b) Borrower hereby represents that Mortgage Borrower has withdrawn the WWP Fund in its entirety and neither Borrower nor Mortgage Borrower has any remaining rights in connection therewith.

(c) Borrower, Equity Owner and Guarantor each hereby reaffirms the Loan Documents to which it is a party and its obligations thereunder, respectively, and acknowledges that this reaffirmation is for the benefit of Agent and Lender.

(d) Borrower, Equity Owner and Guarantor each hereby (i) warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Loan Documents to which it is a party, respectively, and (ii) waives all offsets, defenses and claims it may have against Lender or Agent that accrued on or before the date hereof.

(e) The execution, delivery and effectiveness of this Letter Agreement shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Agent or Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by Agent or Lender.

(f) On the date hereof, Borrower shall pay or cause to be paid, all fees and expenses of Agent and Lender incurred in connection with this Letter Agreement including, without limitation, any and all reasonable legal fees.

(g) Except as expressly modified pursuant to this Letter Agreement, all of the terms, covenants and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect.

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(h) This Letter Agreement may not be amended or any provision hereof waived or modified except by an agreement in writing signed by each of the parties hereto. This Letter Agreement shall be binding upon and inure to the benefit of Agent and Lender and their respective successors and permitted assigns.

(i) The parties hereby waive any right to trial by jury in any action, claim, suit or proceeding in connection herewith. This Letter Agreement will be governed by and construed in accordance with the laws of the State of New York. All notices or other communications hereunder shall be in writing and shall be given in accordance with the Loan Agreement. If any term, covenant or condition of this Letter Agreement is held to be invalid, illegal or unenforceable in any respect, this Letter Agreement shall be construed without such provision.

(j) This Letter Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. The failure of any party hereto to execute this Letter Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

(k) The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Letter Agreement to the same extent and with the same force as if fully set forth herein.

(l) None of Borrower, Equity Owner or Guarantor shall transfer or assign, directly or indirectly, any of their respective rights under this Letter Agreement to any other person or entity, without in each case obtaining the prior written consent of Lender in each instance, which consent may be granted or withheld by Lender in its sole discretion.

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Very truly yours,

AGENT:

COLUMN FINANCIAL, INC.,
a Delaware corporation

By:	/s/ N. Dante LaRocca
Name: N. Dante LaRocca
Title: Authorized Signatory

cc:

Starwood Property Mortgage Sub-17, L.L.C.

c/o Starwood Property Trust, Inc.

591 West Putnam Avenue

Greenwich, CT 06830

Attention: General Counsel

Email: asossen@starwood.com

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Corporate Trust Services - CMBS – CSMC 2016-NYRT MZ

Telephone: 410-884-2000

Facsimile: 410-715-2380

Email: trustadministrationgroup@wellsfargo.com and

cts.cmbs.bond.admin@wellsfargo.com

ACKNOWLEDGED AND AGREED TO:

BORROWER:

ARC NY333W3401 MEZZ, LLC, a Delaware limited liability company

By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By:	New York REIT, Inc., a Maryland corporation

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NY350BL001 MEZZ, LLC, a Delaware limited liability company

By	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By:	New York REIT, Inc., a Maryland corporation

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

[Signature Page to Side Letter]

ARC NYBLKST002 MEZZ, LLC, a Delaware limited liability company

By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By:	New York REIT, Inc., a Maryland corporation

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYCTGRG00l MEZZ, LLC, a Delaware limited liability company

By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

	By:	New York REIT, Inc., a Maryland corporation
		By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYWSHST00l MEZZ, LLC, a Delaware limited liability company

By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

	By:	New York REIT, Inc., a Maryland corporation
		By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYGRNAV00l MEZZ, LLC, a Delaware limited liability company

By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By:	New York REIT, Inc., a Maryland corporation

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYW42ST001 MEZZ, LLC, a Delaware limited liability company

By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

	By:	New York REIT, Inc., a Maryland corporation
		By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NY120W5701 MEZZ, LLC, a Delaware limited liability company

By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

	By:	New York REIT, Inc., a Maryland corporation
		By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ACKNOWLEDGED AND AGREED TO:

EQUITY OWNER:

ARC NY120W5701 TRS MEZZ, LLC, a Delaware limited liability company

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ACKNOWLEDGED AND AGREED TO:

GUARANTOR:

NEW YORK REIT, INC., a Maryland corporation

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED TO:

LENDER:

STARWOOD PROPERTY MORTGAGE SUB-17, L.L.C.

By:	/s/ Michael Rappaport
Name: Michael Rappaport
Title: Authorized Signatory

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED TO:

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS MEZZANINE TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS OF CSMC TRUST 2016-NYRT MZ, COMMERCIAL MEZZANINE PASS-THROUGH CERTIFICATES, SERIES 2016-NYRT MZ

By:	/s/ Stephanie Atwell
Name: Stephanie Atwell
Title: Vice President

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED TO:

LENDER:

COLUMN FINANCIAL, INC.,
a Delaware corporation

By:	/s/ N. Dante LaRocca
Name: N. Dante LaRocca
Title: Authorized Signatory

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED TO:

MORTGAGE LENDER:

STARWOOD PROPERTY MORTGAGE SUB-17, L.L.C.

By:	/s/ Michael Rappaport
Name: Michael Rappaport
Title: Authorized Signatory

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED TO:

MORTGAGE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE IN TRUST FOR THE BENEFIT OF HOLDERS OF CSMC TRUST 2016-NYRT, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2016-NYRT

By:	/s/ Stephanie Atwell
Name: Stephanie Atwell
Title: Vice President

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED TO:

MORTGAGE LENDER:

COLUMN FINANCIAL, INC.,
a Delaware corporation

By:	/s/ N. Dante LaRocca
Name: N. Dante LaRocca
Title: Authorized Signatory

[Signature Page to Side Letter]

SCHEDULE I

(Borrower)

ARC NY333W3401 Mezz, LLC, a Delaware limited liability company

ARC NY350BL001 Mezz, LLC, a Delaware limited liability company

ARC NYBLKST002 Mezz, LLC, a Delaware limited liability company

ARC NYCTGRG001 Mezz, LLC, a Delaware limited liability company

ARC NYWSHST001 Mezz, LLC, a Delaware limited liability company

ARC NYGRNAV001 Mezz, LLC, a Delaware limited liability company

ARC NYW42ST001 Mezz, LLC, a Delaware limited liability company

ARC NY120W5701 Mezz, LLC, a Delaware limited liability company